EXHIBIT 99.1

Company Contact:
Beth Pilch
512-340-1364
Bpilch@borland.com

Borland Reports First Quarter 2008 Financial Results

and Announces Agreement for Sale of CodeGear Unit

Company Hits Transformation Milestone,

Reaffirms 2008 Revenue and Profitability Expectations for Enterprise Segment

AUSTIN, Texas, — May 7, 2008 — Borland Software Corporation (NASDAQ: BORL), the global leader in Open Application Lifecycle Management (ALM), today announced preliminary financial results for the first quarter ended March 31, 2008. Borland also announced today a definitive agreement to sell the assets of its individual developer tools unit, CodeGear, to Embarcadero Technologies. The purchase price for CodeGear is expected to be approximately $23 million. Borland will also retain CodeGear’s accounts receivables with an approximate value of an additional $7 million. The transaction is expected to close by June 30, 2008.

For the first quarter of 2008, Borland reported total revenue of $58.3 million, GAAP net loss of $22.3 million, or $0.31 per share, and non-GAAP net loss of $4.0 million, or $0.05 per share. GAAP net loss included an impairment charge of $13.3 million in CodeGear goodwill, $1.6 million in stock-based compensation, $2.2 million in amortization of intangible assets, and $1.3 million in restructuring expenses.

Revenue for ALM products and services for the first quarter of 2008 was $32.4 million. Deployment (DPG) products and services revenue was $13.7 million and CodeGear (IDE) products and services revenue was $12.2 million.

“Borland is in the midst of a multi-year transformation aimed at creating a growing, profitable, innovative leader in the ALM market,” said Tod Nielsen, president and CEO of Borland. “Today we achieved a significant milestone by signing an agreement to sell CodeGear. Upon deal closing, Borland will be able to accelerate cost reduction initiatives which will improve our strategic and operational performance.”

2008 Business Outlook
Management maintains previously set expectations for the Enterprise business unit (ALM and DPG) set in February. Enterprise revenue is expected to be in the range of $180 to $200 million while achieving sustainable non-GAAP profitability in the second half of 2008. Upon completion of the CodeGear divestiture, Borland is expecting to provide updated GAAP and non-GAAP profit/loss ranges.

Conference Call
Borland will host a conference call and live webcast at 7:00 a.m., Central Time, today. To access the conference call, dial 800-366-3964 for the US or Canada and 303-262-2075 for international callers. The webcast will be available live on the Investor Relations section of the Company’s corporate website at . Listeners are reminded to access the webcast at least 30 minutes prior to the scheduled time to download any necessary audio or plug-in software. An audio replay of the call will also be available beginning at approximately 9:00 a.m. Central Time on May 7, 2008 until 11:59 p.m. Central Time on June 7, 2008, by dialing 800-405-2236, or 303-590-3000 for international callers, and entering passcode 11113646#.

About Borland
Founded in 1983, Borland (NASDAQ:BORL) is the leading vendor of Open Application Lifecycle Management (ALM) solutions — open to customers’ processes, tools and platforms — providing the flexibility to manage, measure and improve the software delivery process. To learn more about maximizing the business value of software, visit http://www.borland.com.

Borland and all other Borland brand and product names are service marks, trademarks or registered trademarks of Borland Software Corporation or its subsidiaries in the United States and other countries. All other marks are the property of their respective owners.

Forward-Looking Statements
Statements made in this release that are not historical facts are “forward-looking statements” and accordingly involve risk and uncertainties that could cause actual results to differ materially from those described in this release. Forward-looking statements include, for example, all statements relating to projected financial performance (including statements involving projection of revenue, income including income (loss), earnings including earnings (loss) per share, capital expenditures, dividends, capital structure, or other financial items), the plans and objectives of management for future operations, products or services; and future performance in economic terms or other any other measures.

The potential risks and uncertainties that could cause results to differ materially include, among others, our ability to predict revenue and control expenses, and our ability to grow our ALM business or achieve profitability as planned. These and other risks are detailed in Borland’s periodic reports filed with the Securities and Exchange Commission, including, its latest Annual Report on Form 10-K, and its latest quarterly report on Form 10-Q, copies of which may be obtained from www.sec.gov. Borland does not intend to update this information to reflect future events or circumstances unless required by law.

Non-GAAP Financial Measures
The attached press release and tables include non-GAAP financial measures. Borland’s management uses non-GAAP financial measures in assessing the performance of Borland’s ability to develop, sell and market products and services (“Ongoing Operations”). They are also used for planning and forecasting in future periods. Non-GAAP financial measures also facilitate internal comparisons to Borland’s historical operating results. Borland has historically reported similar non-GAAP financial measures and believes that the inclusion of comparative results provides consistency in its financial reporting that benefits investors. Non-GAAP financial measures are computed using consistent methods from quarter to quarter and year to year. These non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP financial measures. They should be viewed in conjunction with the consolidated financial statements prepared in accordance with GAAP.

In presenting non-GAAP financial measures, Borland has excluded the following items:

A. Restructuring and severance charges. Borland has incurred restructuring charges eliminating certain duplicative activities, focusing Borland’s resources on future growth opportunities and reducing Borland’s cost structure. In connection with its restructuring, Borland has recognized costs related to termination benefits for former Borland employees whose positions were eliminated and for the closure of Borland facilities. Borland excludes these items because these expenses are not reflective of Ongoing Operations and Borland believes excluding these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share facilitates comparisons with prior and subsequent reporting periods as well as comparisons to the operating results of competitors in Borland’s industry. Expenses related to severance and restructuring have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.

B. Goodwill impairment charge. Borland recorded a non-cash goodwill impairment charge in the first quarter of 2008 relating to its CodeGear segment due to business performance, market conditions and expected purchase price for the sale of this business. This type of charge has not occurred frequently and Borland believes that excluding this charge will provide investors with a basis to compare the Company’s core operating results in different periods without this variability.

C. Stock compensation impact of SFAS 123R. These expenses consist of expenses for employee stock options and employee stock purchases under SFAS 123R. Prior to the adoption of SFAS 123R in fiscal 2006, Borland did not include expenses related to employee stock options and employee stock purchases directly in its financial statements, but elected, as permitted by SFAS 123R, to disclose such expenses in the footnotes to its financial statements. As Borland applies SFAS 123R, Borland believes that it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s operational performance in comparison to prior periods in which such expense was not included directly in its financial statements. In addition, while stock-based compensation expense calculated in accordance with SFAS 123R constitutes an ongoing and recurring expense, such expense is excluded from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because it is not an expense that typically requires or will require cash settlement by Borland and consequently is not used by management to assess the core profitability of Borland’s Ongoing Operations. Borland believes it is useful to investors to understand the impact of the application of SFAS 123R to Borland’s liquidity and its ability to invest in research and development and fund acquisitions and capital expenditures. Borland further believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item are useful to investors in that excluding this item facilitates comparisons to the operating results of competitors in Borland’s industry that may have different patterns of activity associated with equity compensation.

D. Amortization of purchased intangibles. In connection with its acquisitions, Borland has incurred amortization of purchased intangible assets. These purchased intangibles include: developed technology, customer lists and relationships, maintenance agreements, trade names, trademarks and service marks and non-compete agreements. For accounting purposes, Borland amortizes the fair value of the purchased intangibles based on the pattern in which the economic benefits of the intangible assets will be consumed as revenue is generated. Although these intangible assets generate revenue for Borland, Borland excludes the associated amortization expense because it is non-cash in nature and because Borland believes its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share excluding this item provides meaningful supplemental information regarding Borland’s operational performance, liquidity and Borland’s ability to invest in research and development and fund acquisitions and capital expenditures. In addition, excluding this item facilitates comparisons to Borland’s historical operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories.

E. Acquisition-related expenses. Borland has incurred significant acquisition-related expenses in connection with its prior acquisitions. Borland has also acquired in-process research and development that had not yet reached technological feasibility and had no alternative future use. Accordingly, these amounts were charged to operating expense upon consummation of the respective acquisitions. Borland excludes these items from its measures of non-GAAP net income (loss) and non-GAAP net income (loss) per share because these expenses are not reflective of Ongoing Operations in the current period and have no direct correlation to the operation of Borland’s business either historically or on a future basis, as these are one-time charges. In addition, excluding this item facilitates comparisons to Borland’s historical and future operating results and comparisons to the operating results of competitors in Borland’s industry which may have different acquisition histories. Expenses related to acquisitions have, in some cases, had a significant cash impact and effect on Borland’s results of operations, including its net income (loss) as measured in accordance with GAAP.

Borland also excluded the common share equivalents that would have resulted from using the “if-converted” method of calculating the non-GAAP diluted income per share relating to the common shares issuable upon conversion of the convertible senior notes.

Borland believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Borland’s financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Borland’s financial results in conjunction with the corresponding GAAP measures. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Borland management that similar charges and expenses will not be incurred in subsequent periods.

###
TABLES TO FOLLOW

                                                                    BORLAND SOFTWARE CORPORATION
                                                              CONDENSED CONSOLIDATED BALANCE SHEET
                                                 (In thousands, except par value and share amounts, unaudited)

                                                       ASSETS                                          March 31, 2008                     December 31, 2007

Current assets:

                                                                                                 $                                    $
                 Cash and cash equivalents                                                       86,542                               90,805

                 Short-term investments                                                          83,756                               68,061

                 Accounts receivable, net of allowances of $5,508 and $6,096, respectively       48,898                               54,640

                 Prepaid expenses                                                                8,728                                9,207

                 Other current assets                                                            5,755                                5,106

                 Total current assets                                                            233,679                              227,819
                                                                                                 -------                              -------

Property and equipment, net                                                                      9,322                                9,996

Goodwill                                                                                         214,119                              226,688

Intangible assets, net                                                                           31,268                               31,658

Long-term investments                                                                            20,783                               37,970

Other non-current assets                                                                         9,615                                9,886

                                                                                                 $                                    $
                 Total assets                                                                    518,786                              544,017
                                                                                                 ====================                 ====================

                                                    LIABILITIES AND STOCKHOLDERS’ EQUITY
                 ----------------------------------------------------------------------------------------------------

Current liabilities:

                                                                                                                                      $
                 Accounts payable                                                                   $5,940                              7,622

                 Accrued expenses                                              29,863                                                 31,605

                 Short-term restructuring                                      8,558                                                  9,867

                 Income taxes payable                                          2,958                                                  2,315

                 Deferred revenue                                              50,436                                                 51,390

                 Other current liabilities                                     6,173                                                  7,575

                 Total current liabilities                                     103,928                                                110,374
                                                                               -------                                                -------

Convertible senior notes                                                       200,000                                                200,000

Long-term restructuring                                                        4,493                                                  5,823

Long-term deferred revenues                                                    2,156                                                  1,774

Other long-term liabilities                                                    25,134                                                 23,976

                 Total liabilities                                             335,711                                                341,947
                                                                               -------                                                -------

Stockholders' equity:

                 Preferred stock; $.01 par value; 1,000,000 shares
                 authorized; 0 shares issued and outstanding                   -                                                      -

                 Common stock, $.01 par value, 200,000,000 shares
                 authorized (2008: 94,119,587 issued and 72,960,607
                 outstanding; 2007: 94,134,952 issued and 72,975,972
                 outstanding)                                                  730                                                    730

                 Additional paid-in capital                                    668,460                                                666,910

                 Accumulated deficit                                                                        (357,812)                            (335,478)

                 Cumulative other comprehensive income                         12,106                                                 10,317
                                                                               ------                                                 ------

                                                                               323,484                                                342,479

                 Treasury stocks at cost, (2008 and 2007: 21,158,980 shares)                                (140,409)                            (140,409)

                 Total stockholders’ equity                                    183,075                                                202,070
                                                                               -------                                                -------

                                                                                                                                      $
                 Total liabilities and stockholders’ equity                                    $518,786                               544,017
                                                                               ========================                               ====================

	BORLAND SOFTWARE CORPORATION
	CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
	(In thousands, except per share amounts, unaudited)
		Three Months Ended
		March 31,
		2008	2007
License and other revenues		$27,820	$37,162
Service revenues		30,454	33,804

	Total revenues	58,274	70,966

Costs of revenues:
Cost of license and other revenues		1,296	1,706
Cost of service revenues		9,142	11,237
Amortization of acquired intangibles and other charges		2,100	2,119

	Cost of revenues	12,538	15,062

Gross profit		45,736	55,904

Selling, general and administrative		36,746	47,831
Research and development		15,689	15,924
Restructuring, amortization of other intangibles, acquisition-related expenses and
other charges		1,472	874
Impairment of goodwill		13,300	—
	Total operating expenses	67,207	64,629

Operating loss		(21,471)	(8,725)
Interest income		1,755	1,669
Interest expense		(1,660)	(885)
Other income (expense)		558	(257)
Loss before income taxes		(20,818)	(8,198)

Income tax provision		1,516	1,020
Net loss		$(22,334)	$(9,218)

Net loss per share:
	Net loss per share - basic and diluted	$(0.31)	$(0.12)

	Shares used in computing basic and diluted loss per share	72,751	74,395

	BORLAND SOFTWARE CORPORATION
	GAAP TO NON-GAAP RECONCILIATION
	(In thousands, except per share amounts, unaudited)

	Three Months Ended
	March 31,
	2008		2007

Net loss on a GAAP basis	$(22,334)		$(9,218)
Stock-based compensation expenses	1,579		1,230
Restructuring expenses	1,258		-
Amortization of purchased intangibles	2,242		2,278
Impairment of goodwill	13,300		-
Net loss on a non-GAAP basis	$(3,955)		$(5,710)
		=

Statements of Operations Reconciliation per Share

Basic and diluted net loss per share on a GAAP basis	$(0.31)		$(0.12)

Basic and diluted net loss per share on a non-GAAP basis	$(0.05)		$(0.08)

Shares used in computing basic and diluted net loss per share	72,751		74,395